UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2017

Camden National Corporation (Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2017, the Company filed Articles of Amendment to the Articles of Incorporation of the Company (the “Articles of Amendment”) with the Secretary of State of the State of Maine to increase the number of authorized shares of common stock of the Company, no par value, from 20,000,000 to 40,000,000. The Articles of Amendment, which were effective upon filing, are included as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of Camden National Corporation was held on April 25, 2017 at the Point Lookout Conference Center, 67 Atlantic Highway, Northport, Maine. At the Annual Meeting, there were present in person or by proxy 13,030,376 shares of the Company’s common stock, representing approximately 84% of the total outstanding eligible votes. The following is a brief description of each matter voted on at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

1.  Election of four persons to the Board of Directors, each to serve a three-year term and until his or her successor is elected and qualified:

	For	Against	Abstain	Broker Non-Vote
John W. Holmes	10,222,359	133,358	59,101	2,615,559
David J. Ott	10,301,930	54,002	58,886	2,615,559
John M. Rohman	10,285,817	61,900	67,101	2,615,559
Lawrence J. Sterrs	10,291,733	63,199	59,886	2,615,559
The majority of votes cast voted to elect the four named persons above to the Board of Directors.

2.  Non-binding advisory vote on the compensation of the Company’s named executive officers (“Say-on-Pay”):

For	Against	Abstentions	Broker Non-Vote
10,116,709	244,286	53,820	2,615,561
The majority of votes cast at the Annual Meeting voted to approve the compensation of the Company’s named executive officers.

3. Non-binding advisory vote on the frequency of future Say-on-Pay votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Vote
8,383,012	258,918	1,644,233	119,553	2,624,660
The majority of votes cast at the Annual Meeting voted to approve one year as the frequency of future Say-on-Pay votes.

4. Ratification of the 2012 Equity and Incentive Plan:

For	Against	Abstentions	Broker Non-Vote
10,204,253	136,273	74,288	2,615,562
The majority of votes cast at the Annual Meeting voted to ratify the 2012 Equity and Incentive Plan.

5.  Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstentions
12,979,926	20,196	30,254
The majority of votes cast at the Annual Meeting voted to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

6.  Amendment of the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000:

For	Against	Abstentions
11,963,981	1,048,122	18,273
The majority of the outstanding shares entitled to vote at the Annual Meeting voted to amend the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.        Description
3.1            Amendment to the Articles of Incorporation of Camden National Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2017

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan Chief Operating Officer, Chief Financial Officer, and Principal Financial & Accounting Officer